st.george

BANK COPY

Letter amending facility agreement

St. George Bank Limited
ABN 92 055 513 070
Level 9
65 Berry Street
NORTH SYDNEY NSW 2060

Phone 02 8923 2743
Facsimile 02 8923 2746
e-mail fairjonesr@stgeorge.com.au

21 November 2008

The Secretary
AMI Australia Holdings Pty Limited
Level 1
204-218 Botany Road
ALEXANDRIA NSW 2015

Attention: Dilip Shrestha

Dear Dilip

Re : Facilities Amendments

We refer to the Facility offer from us to you dated 22 October 2008 and accepted by you on 06 November 2008 ("**facility agreement**"). We also refer to our recent discussions relating to the Commercial Overdraft and the Commercial Bill Acceptance/Discount Facility. We are pleased to offer you the following:

- Details of the amendment are set out below.

Facilities	• Commercial Overdraft	$ 500,000
	• Commercial Bill Acceptance/Discount	$1,900,000
Total Facility Limits	Total of all Limits (excluding sub-limits) is:	**$2,400,000**

Security Amendment

Release Whygo Video Conferencing Pty Limited from providing the following security:

- Limited Cross Guarantee for $2,400,000
- Fixed & Floating Charge

All other terms of the facility agreement (including the Standard Terms) continue to apply.

Meaning of words

The meaning of the words printed in *italics* and of some other common key words is explained at the end of the Standard Terms.

Fees

You must pay us the following fees:

Legal Fees and other costs for preparing the *security* documents and this agreement and reviewing documents presented to us under this agreement - payable once this letter is returned to the bank

How to accept

You may accept this offer by signing the enclosed copy and returning it within one month of the date of this letter.

If you do not, our offer is automatically withdrawn.

Yours sincerely

Ross Fairjones
Relationship Manager

Acceptance by you:

By signing this document, you:

1. accept the facilities on the terms set out in this facility offer and the General Standard Terms

2. acknowledge that:

   a) a legally binding contract is created between you and us

   b) you have made your own independent judgment and decision to enter this facility agreement and are not relying on any information given or representations made by us to you

3. make the declarations in the General Standard Terms.

We recommend that you obtain independent legal and financial advice before entering into this facility agreement.

EXECUTED by **AMI AUSTRALIA HOLDINGS PTY LIMITED** (ABN 56 095 238 645) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

x ....
Signature of director

Jacov Vaisman
....
Name of director (block letters)

Dated 24/11/2008

x ....
Signature of director / company secretary*
delete whichever is not applicable

Jacov Vaisman.
....
Name of director / company secretary* (block letters)
delete whichever is not applicable

Dated 24/11/2008

Acknowledgement by guarantor(s):

The terms of this facility agreement are acknowledged by each *guarantor*

EXECUTED by **AMI INTERNATIONAL PTY LIMITED** (ABN 14 120 970 461) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

x ....
Signature of director

Jacov Vaisman
....
Name of director (block letters)

Dated 24/11/2008

x ....
Signature of director / company secretary*

*delete whichever is not applicable

Jacov Vaisman
....
Name of director / company secretary* (block letters)
*delete whichever is not applicable

Dated 24/11/2008

EXECUTED by **AMI MANAGEMENT SERVICES PTY LIMITED** (ABN 56 116 456 136) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

x ....
Signature of director

Jacov Vaisman
....
Name of director (block letters)

Dated 24/11/2008

x ....
Signature of director / company secretary*
*delete whichever is not applicable

Jacov Vaisman.
....
Name of director / company secretary* (block letters)
*delete whichever is not applicable

Dated 24/11/2008

EXECUTED by **PE PATENT HOLDCO PTY LIMITED** (ABN 65 116 786 737) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

x ....
Signature of director

Jacov Vaisman
....
Name of director (block letters)

Dated 24/11/2008

x ....
Signature of director / company secretary*
**delete whichever is not applicable*

Jacov Vaisman
....
Name of director / company secretary* (block letters)
**delete whichever is not applicable*

Dated 24/11/2008

EXECUTED by **ADVANCED MEDICAL INSTITUE PTY LIMITED** (ABN 21 117 372 915) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

x ....
Signature of director

Jacov Vaisman
....
Name of director (block letters)

Dated 24/11/2008

x ....
Signature of director / company secretary*
**delete whichever is not applicable*

Jacov Vaisman
....
Name of director / company secretary* (block letters)
**delete whichever is not applicable*

Dated 24/11/2008

EXECUTED by **INTELLIGENT MEDICAL TECHNOLOGIES PTY LIMITED** (ABN 30 107 047 496) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

x ....
Signature of director

Jacov Vaisman
....
Name of director (block letters)

Dated 24/11/2008

x ....
Signature of director / company secretary*
**delete whichever is not applicable*

Jacov Vaisman
....
Name of director / company secretary* (block letters)
**delete whichever is not applicable*

Dated 24/11/2008

EXECUTED by **WORLDWIDE PE PATENT HOLDCO PTY LIMITED** (ABN 16 117 157 427) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:

x ....
Signature of director

Jacov Vaisman ....
Name of director (block letters)

Dated 24/11/2008 ....

x ....
Signature of director / company secretary*
**delete whichever is not applicable*

Jacov Vaisman ....
Name of director / company secretary* (block letters)
**delete whichever is not applicable*

Dated 24/11/2008 ....